Capital Structure	12 Months Ended
Dec. 31, 2025
Disclosure of Capital Structure [Abstract]
Capital Structure
22.	CAPITAL STRUCTURE
The Company’s objective when managing capital is to maintain a flexible capital structure which optimizes the cost of capital at acceptable risk. The Company includes in its definition of capital: equity, long-term debt, senior unsecured notes, convertible debentures, convertible debenture conversion features, non-controlling
interest put options and call liability, share based payment obligations, non-property
obligations under lease liabilities, and unearned rebates, net of cash.
The Company manages the foreign currency risk associated with its Senior Unsecured Notes through the use of cross-currency swaps. These instruments effectively convert the C$800 million fixed-rate Canadian dollar denominated obligation into a fixed-rate U.S. dollar obligation.

The Company manages the capital structure and makes adjustments to it by taking into account changing economic conditions, operating performance and growth opportunities. In order to maintain or adjust the capital structure, the Company may adjust the amount of dividends it pays, purchase shares for cancellation pursuant to a normal course issuer bid, issue new shares, issue new debt or replace existing debt with different characteristics, issue convertible debentures, issue share options, expand the revolver, increase or decrease its non-property
lease liabilities, pursue alternative structuring of acquisitions, trigger call options on certain acquisition obligations, negotiate unearned rebates, or settle certain acquisition obligations using a greater amount of cash, or shares.
The Company monitors capital on a number of bases, including an interest coverage ratio, net debt to Adjusted EBITDA ratio, return on invested capital, a debt to capital ratio, a current ratio, diluted earnings per share and dividends per share. Net debt to Adjusted EBITDA is calculated as the Company’s total debt and non-property
lease liabilities less cash divided by Adjusted EBITDA. Return on invested capital is the ratio of Adjusted EBITDA to average invested capital.
The Company’s strategy has been to maintain a strong statement of financial position including its cash position and financial flexibility while maintaining consistent dividends in order to capitalize on growth opportunities. In addition, the Company believes that, from time to time, the market price of the shares may not fully reflect the underlying value of the shares and that at such times the purchase of shares would be in the best interest of BGSI. Such purchases increase the proportionate ownership interest of all remaining shareholders.
The Company grows, in part, through the acquisition or
start-up
of collision and glass repair and replacement businesses, or other businesses. To further support this growth, during the fourth quarter of 2025, the Company completed a U.S. initial public offering (Note
2
0
) and separately issued C$525 million in senior unsecured notes (Note 16). As a result, the Company held a significantly elevated cash balance as at December 31, 2025, which was subsequently utilized to fund the closing of the acquisition of Joe Hudson’s Collision Center on January 9, 2026 (Note 32). This proactive, cross-border capital strategy enhanced the Company’s financial flexibility by broadening its U.S. equity investor base while ensuring immediate liquidity for the transaction. Sources of capital that the Company has been successful at accessing in the past include public and private equity placements, senior unsecured notes, convertible debt offerings, the use of equity securities to directly pay for a portion of acquisitions, capital available through strategic alliances with trading partners, non-property
lease financing, seller financing and both senior and subordinate debt facilities or deferring possible future purchase price payments using contingent consideration and call or put options.